Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt	Debt
The Company’s long-term debt consists of bank loans, summarized as follows:

	December 31,
(amounts in thousands)	2022	2021

$175.0 Million Credit Facility	$65,625	$—
$87.7 Million Subordinated Debt		87,650
$70.7 Million Redeemable Notes	—	53,015
Total bank loans and financing obligations outstanding	65,625	140,665
Less: Current portion	(12,500)	(87,650)
	$53,125	$53,015

	December 31, 2022			December 31, 2021
(amounts in thousands)	Current	Non-current	Total	Current	Non-current	Total
Total bank loans and financing obligations, gross	$12,500	$53,125	$65,625	$87,650	$53,015	$140,665
Unamortized deferred financing costs	(461)	(872)	(1,333)	—	—	—
Total bank loans and financing obligations, net	$12,039	$52,253	$64,292	$87,650	$53,015	$140,665
The future principal and estimated interest payments (based on the interest rates in effect as of December 31, 2022) under the Company’s long-term debt over the next five years based on the Company’s existing credit facilities as of December 31, 2022 is as below.

(amounts in thousands)	Principal	Interest	Total
2023	$12,500	$2,742	$15,242
2024	12,500	1,575	14,075
2025	12,500	1,165	13,665
2026	12,500	759	13,259
2027	15,625	125	15,750
Thereafter	—	—	—
Total	$65,625	$6,366	$71,991
Credit Facilities
$175.0 Million Credit Facility
In March 2022, the Company entered into an agreement with DNB Capital LLC, Societe Generale, Citibank N.A., Credit Agricole Corporate and Investment Bank and Credit Industriel et Commercial for a five-year credit facility of $175.0 million (the “Credit Facility”).

The Credit Facility consists of three tranches: (i) a $75.0 million Green Term Loan (the “Term Loan”), (ii) up to $75.0 million Revolving Loans (the “Revolving Loans”), and (iii) up to $25.0 million revolving tranche for the issuance of letters of credit, performance bonds and other guarantees (the “Letters of Credit”). The Credit Facility has a final maturity date of five years from the signing date, up to 100% of the amounts available under the Revolving Loans may be drawn in Euros and up to 50% of the amounts available under the Letters of Credit may be issued in Euros. The Term Loan tranche (qualified as a green loan) bears interest at Term SOFR (along with a credit adjustment spread depending on duration of interest period) plus a margin of 3.05% per annum, the Revolving Loans tranche bears interest at Term SOFR (along with a credit adjustment spread depending on duration of interest period) plus a margin of 3.15% per annum, and any letters of credit, performance bonds or other guarantees issued under the Letters of Credit tranche bears fees of 3.15% per annum. The amount available for drawing under the Revolving Loans is based upon 50% of contracted cash flows on a forward looking 30 months basis. The terms and conditions of the Credit Facility are similar to those set forth in the similar credit facilities of this type. The green loan accreditation process was supported by a second party opinion from the Governance Group AS of Norway (since acquired by Position Green of Norway).

In May 2022, we drew down the entire $75.0 million term loan and approximately $30.0 million under the revolving loans. The $30.0 million under the revolving loans was subsequently repaid in June 2022
$87.7 Million Subordinated Debt
As part of the Seajacks transaction, the Company assumed $87.7 million of subordinated, non-amortizing debt due in September 2022 and owed to financial institutions with guarantees provided by the Sellers, which bore interest at 1.0% until November 30, 2021, 5.5% from December 1, 2021 and 8.0% from January 1, 2022. In February 2022, the Company repaid $87.7 million of 8% subordinated debt due September 2022 and terminated this facility.
$70.7 Million Redeemable Notes
As part of the Seajacks transaction, the Company issued subordinated redeemable notes totaling $70.7 million, with a final maturity of March 31, 2023 and which bear interest at 5.5% until December 31, 2021 and 8.0% afterwards. In December 2021, $17.7 million of the notes were repaid. In May 2022, the Company repaid the $53.0 million outstanding balance and terminated this facility.
$60.0 Million ING Revolving Credit Facility
As part of the Seajacks transaction, the Company entered into a $60.0 million senior secured non-amortizing revolving credit facility from ING Bank N.V. The credit facility, which included sub-limits for performance bonds, and is subject to other conditions for full availability, had a final maturity of August 2022 and bore interest at LIBOR plus a margin of 2.45% per annum. Commitment fees on any unused portion of the credit line were 0.98% per annum. Any issuances of performance bonds under the facility reduced the amount of funds available for the Company to draw down by an equal amount.
The $60.0 million ING Loan Facility was secured by, among other things: a first priority mortgage over the relevant collateralized vessels; a first priority assignment of earnings, and insurances from the mortgaged vessels for the facility; a pledge of the earnings account of the mortgaged vessels for the facility; and a pledge of the equity interests of each vessel owning subsidiary under the facility.
In March 2022, the Company drew down $25.0 million of the available facility. In May 2022, the Company repaid the outstanding balance and terminated this facility.
Financial Covenants under the Agreements Governing Our Indebtedness
The Company’s credit facilities discussed above, have, among other things, the following financial covenants, as amended or waived, the most stringent of which require us to maintain:
•Minimum liquidity of not less than $30.0 million, of which $15.0 million must be cash.
•The ratio of net debt to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) calculated on a trailing four quarter basis of no greater than 2.75 to 1.00.
•The ratio of adjusted EBITDA to finance charges calculated on a trailing four quarter basis of at least 5.00 to 1.00.
•Solvency shall not be less than 50%.
•Minimum fair value of the collateral, such that the aggregate fair value of the vessels collateralizing the credit facility be at least 175% of the aggregate of (i) outstanding amount under such credit facility and (ii) negative value of any hedging exposure under such credit facility (if any), or, if the Company does not meet these thresholds, to prepay a portion of the loan and cancel such available commitments or provide additional security to eliminate the shortfall.
Our credit facilities set out above have, among other things, the following restrictive covenants which would restrict our ability to:
•incur additional indebtedness;
•sell the collateral vessel, if applicable;
•make additional investments or acquisitions;
•pay dividends; or
•effect a change of control of us.
A violation of any of the financial covenants contained in our credit facilities and financing obligations described above may constitute an event of default under all of our credit facilities and financing obligations, which, unless cured within the grace period set forth under the credit facility or financing obligation, if applicable, or waived or modified by our lenders, provides our lenders with the right to, among other things, require us to post additional collateral, enhance our equity and liquidity, increase our interest payments, pay down our indebtedness to a level where we are in compliance with the financial covenants in the agreements governing our indebtedness, sell vessels in our fleet, reclassify our indebtedness as current liabilities, accelerate our indebtedness, and foreclose their liens on our vessels and the other assets securing the credit facilities and financing obligations, which would impair our ability to continue to conduct our business.
In addition, our credit facilities and finance leases contain subjective acceleration clauses under which the debt could become due and payable in the event of a material adverse change in our business.
Furthermore, our credit facilities and financing obligations contain a cross-default provision that may be triggered by a default under one of our other credit facilities and financing obligations. A cross-default provision means that a default on one loan or financing obligation would result in a default on certain of our other loans and financing obligations. Because of the presence of cross-default provisions in certain of our credit facilities and financing obligations, the refusal of any one lender under our credit facilities and financing obligations to grant or extend a waiver could result in certain of our indebtedness being accelerated, even if our other lenders under our credit facilities and financing obligations have waived covenant defaults under the respective credit facilities and financing obligations. If our secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels and other assets securing our credit facilities and financing obligations if our lenders foreclose their liens, which would adversely affect our ability to conduct our business.
Moreover, in connection with any waivers of or amendments to our credit facilities and financing obligations that we have obtained, or may obtain in the future, our lenders may impose additional operating and financial restrictions on us or modify the terms of our existing credit facilities and financing obligations. These restrictions may further restrict our ability to, among other things, pay dividends, make capital expenditures or incur additional indebtedness, including through the issuance of guarantees. In addition, our lenders may require the payment of additional fees, require prepayment of a portion of our indebtedness to them, accelerate the amortization schedule for our indebtedness and increase the interest rates they charge us on our outstanding indebtedness.
As of December 31, 2022, we were in compliance with all of the financial covenants contained in the credit facility that we had entered into as of that date.
Interest rates on all of the Company’s secured credit facilities during the year ended December 31, 2022 ranged from 2.4% to 7.8%. The Company records its interest expense as a component of Financial expense, net and Financial expense - related party on its Consolidated Statements of Operations. For the years ended December 31, 2022, 2021 and 2020, Financial expense, net consists of:

	Year ended December 31,
(in thousands)	2022	2021	2020
Interest expense	$4,947	$6,926	$29,557
Interest expense - related party	1,555	1,512	—
Amortization of deferred financing costs	564	658	3,667
Write off of deferred financing costs	—	7,196	3,088
Capitalized interest *	(5,348)	—	—
Other, net	400	68	506
	$2,118	$16,360	$36,818
*See Vessels under Construction in Note 1, Organization and Basis of Presentation